                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

   Date of Report (Date of earliest event reported):    February 25, 1999


                               THERMATRIX INC.
           (Exact name of Registrant as specified in its charter)


                       Commission File Number 0-20819


              Delaware                                   94-2958515
   (State or other jurisdiction of                    (I.R.S. Employer
    Incorporation or organization)                 Identification Number)

    2025 Gateway Place, Suite 132                        95110-1005
        San Jose, California                             (Zip Code)
(Address of principal executive offices)


     Registrant's telephone number, including area code: (408) 453-0490

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     (a) On January 13, 1999, Thermatrix Inc., a Delaware corporation ("Thermatrix") acquired Wahlco Environmental Systems, Inc., a Delaware corporation ("Wahlco") in a transaction whereby Wahlco was merged with and into a wholly-owned subsidiary of Thermatrix (the "Merger"). In connection with the Merger, Thermatrix agreed (i) to guaranty obligations (the "Thermatrix Guaranty") of Wahlco arising from a non-committed line of credit with The Chase Manhattan Bank (the "Chase Notes," which were subsequently purchased from The Chase Manhattan Bank by Wexford and the Lenders on January 22, 1999), and a Credit Agreement (the "1998 Credit Agreement") among Wahlco, Wexford Management LLC ("Wexford") and several lenders affiliated with Wexford (the "Lenders"), and
(ii) to secure such obligations by granting a security interest in all existing and future assets of Thermatrix (the "Original Security Agreement").

     On February 25, 1999, Thermatrix, Wahlco, the Lenders and Wexford entered into a Second Amended and Restated Credit Agreement (the "1999 Credit Agreement") which amends and restates the 1998 Credit Agreement, the Thermatrix Guaranty and the Chase Notes, and pursuant to which: (i) Thermatrix became a co-obligor; (ii) the outstanding obligations (which include the obligations arising under the Chase Notes and the Thermatrix Guaranty) are approximately $5.72 million and bear interest at a rate of 13% per annum payable monthly, with no commitment by Wexford and the Lenders to advance any additional loans or extensions of credit to Thermatrix or Wahlco; (iii) the outstanding principal amount of the obligations will become due and payable six months from the date thereof, provided that such due date may be extended an additional ninety days for a fee of one hundred thousand dollars ($100,000); (iv) the Original Security Agreement was amended and restated to confirm the security interest granted to Wexford and the Lenders in Thermatrix's existing and future assets; (v) Thermatrix issued to Wexford a net exercise Warrant exercisable for up to four hundred fifty thousand (450,000) shares of Thermatrix Common Stock, with certain registration rights thereon; (vi) Thermatrix's significant direct and indirect subsidiaries in the U.S. and the U.K. guaranteed the obligations arising under the 1999 Credit Agreement and secured such obligations by granting a security interest in all of such subsidiaries' existing and future assets (including real property owned by such subsidiaries); (vii) Thermatrix and Wahlco delivered a General Release in favor of Wexford and certain other parties related to Wexford.

ITEM 7       FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibits are filed as part of this Report, in accordance with item 601 of Regulations S-K, where indicated.

Exhibit
Number    Description
------    -----------

   10.1 Second Amended and Restated Credit Agreement dated February 25, 1999 by and among Wahlco Environmental Systems, Inc., Thermatrix Inc., Wexford Capital Partners II, L.P., Wexford Overseas Partners I, L.P., Wexford Special Situations 1996, L.P., Wexford Special Situations 1996 Institutional, L.P., Wexford Special Situations 1996 Limited, Wexford-Euris Special Situations 1996, L.P. and Wexford Management LLC, as Agent

   10.2 General Release dated February 25, 1999 by and among Wahlco Environmental Systems, Inc., Thermatrix Inc., Wexford Capital Partners II, L.P., Wexford Overseas Partners I, L.P., Wexford Special Situations 1996, L.P., Wexford Special Situations 1996 Institutional, L.P., Wexford Special Situations 1996 Limited, Wexford-Euris Special Situations 1996, L.P. and Wexford Management LLC, as Agent

   10.3 Amended and Restated Guaranty dated February 25, 1999 by and among Bachmann Companies, Inc., Wahlco Engineered Products Group, LTD., Wahlco, Inc., WES Property, LTD., Wahlco Engineered Products, Inc., Wahlco Engineered Products, Ltd., Pentney Engineering, LTD., Teddington Bellows (Holdings), LTD., Teddington Bellows, Ltd., Treste Plant Hire, LTD., Thermatrix, LTD. and Wexford Management LLC, as Agent

   10.4 Mortgage, Security Agreement Assignment of Rents and Leases and Fixture Filing dated February 25, 1999 by and between Wahlco Engineered Products, Inc. and Wexford Management LLC, as Agent

   10.5 Mortgage, Security Agreement Assignment of Rents and Leases and Fixture Filing dated February 25, 1999 by and between Wahlco, Inc. and Wexford Management LLC, as Agent

   10.6 Promissory Note dated February 25, 1999 in the principal amount of $5,720,585.64, delivered by Thermatrix Inc. and Wahlco Environmental Systems, Inc. to Wexford Management LLC, as Agent

   10.7 Registration Rights Agreement dated February 25, 1999 by and between Thermatrix Inc. and Wexford Management LLC

   10.8 Amended and Restated Security Agreement dated February 25, 1999 by and among Wahlco Environmental Systems, Inc., Bachmann Companies, Inc., Wahlco, Inc., Wahlco Engineered Products, Inc. and Wexford Management LLC, as Agent

   10.9 Amended and Restated Security Agreement dated February 25, 1999 by and between Thermatrix Inc., Wexford Capital Partners II, L.P., Wexford Overseas Partners I, L.P., Wexford Special Situations 1996 Institutional, L.P., Wexford Special Situations 1996 Limited, Wexford-Euris Special Situations 1996, L.P. and Wexford Management LLC, as Agent

   10.10 Form of U.K. Debenture entered into by and between Wexford Management LLC and each of Pentney Engineering Limited, Teddington Bellows (Holdings) LTD., Teddington Bellows Ltd., Thermatrix, LTD., Treste Plant Hire, LTD., WES Property, LTD., Wahlco Engineered Products Group, LTD. and Wahlco Engineered Products LTD., respectively

   10.11 Stock Pledge Agreement dated February 25, 1999 by and among Thermatrix Inc., Wahlco Environmental Systems, Inc., Bachmann Companies, Inc., Wahlco Engineered Products Group LTD., Wahlco Engineered Products LTD., Teddington Bellows (Holdings), LTD. and Wexford Management LLC, as Agent

   10.12 Warrant to purchase up to 450,000 shares of Common Stock of Thermatrix Inc. issued to Wexford Management LLC on February 25, 1999

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THERMATRIX INC.



Date: March 11, 1999                By: /s/ Daniel S. Tedone
                                        ------------------------------
                                        Daniel S. Tedone
                                        Chief Financial Officer

                                EXHIBIT INDEX


Exhibit
 Number     Description
-------     -----------

  10.1 Second Amended and Restated Credit Agreement dated February 25, 1999 by and among Wahlco Environmental Systems, Inc., Thermatrix Inc., Wexford Capital Partners II, L.P., Wexford Overseas Partners I, L.P., Wexford Special Situations 1996, L.P., Wexford Special Situations 1996 Institutional, L.P., Wexford Special Situations 1996 Limited, Wexford-Euris Special Situations 1996, L.P. and Wexford Management LLC, as Agent

  10.2 General Release dated February 25, 1999 by and among Wahlco Environmental Systems, Inc., Thermatrix Inc., Wexford Capital Partners II, L.P., Wexford Overseas Partners I, L.P., Wexford Special Situations 1996, L.P., Wexford Special Situations 1996 Institutional, L.P., Wexford Special Situations 1996 Limited, Wexford-Euris Special Situations 1996, L.P. and Wexford Management LLC, as Agent

  10.3 Amended and Restated Guaranty dated February 25, 1999 by and among Bachmann Companies, Inc., Wahlco Engineered Products Group, LTD., Wahlco, Inc., WES Property, LTD., Wahlco Engineered Products, Inc., Wahlco Engineered Products, Ltd., Pentney Engineering, LTD., Teddington Bellows (Holdings), LTD., Teddington Bellows Ltd., Treste Plant Hire, LTD., Thermatrix, LTD. and Wexford Management LLC, as Agent

  10.4 Mortgage, Security Agreement Assignment of Rents and Leases and Fixture Filing dated February 25, 1999 by and between Wahlco Engineered Products, Inc. and Wexford Management LLC, as agent

  10.5 Mortgage, Security Agreement Assignment of Rents and Leases and Fixture Filing dated February 25, 1999 by and between Wahlco, Inc. and Wexford Management LLC, as Agent

  10.6 Promissory Note dated February 25, 1999 in the principal amount of $5,720,585.64, delivered by Thermatrix Inc. and Wahlco Environmental Systems, Inc. to Wexford Management LLC, as Agent

  10.7 Registration Rights Agreement dated February 25, 1999 by and between Thermatrix Inc. and Wexford Management LLC

  10.8 Amended and Restated Security Agreement dated February 25, 1999 by and among Wahlco Environmental Systems, Inc., Bachmann Companies, Inc., Wahlco, Inc., Wahlco Engineered Products, Inc. and Wexford Management LLC, as agent

  10.9 Amended and Restated Security Agreement dated February 25, 1999 by and between Thermatrix Inc., Wexford Capital Partners II, L.P., Wexford Overseas Partners I, L.P., Wexford Special Situations 1996 Institutional, L.P., Wexford Special Situations 1996 Limited, Wexford-Euris Special Situations 1996, L.P. and Wexford Management LLC, as Agent

  10.10 Form of U.K. Debenture entered into by and between Wexford Management LLC and each of Pentney Engineering Limited, Teddington Bellow (Holdings) LTD., Teddington Bellows Ltd., Thermatrix, LTD. Treste Plant Hire, LTD., WES Property, LTD., Wahlco Engineered Products Group, LTD. and Wahlco Engineered Products LTD., respectively

  10.11 Stock Pledge Agreement dated February 25, 1999 by and among Thermatrix Inc., Wahlco Environmental Systems, Inc., Bachmann Companies, Inc., Wahlco Engineered Products Group LTD., Teddington Bellows (Holdings), Ltd. and Wexford Management LLC, as Agent

  10.12 Warrant to purchase up to 450,000 shares of Common Stock of Thermatrix Inc. issued to Wexford Management LLC on February 25, 1999